BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund

BlackRock Capital Appreciation V.I. Fund

BlackRock Equity Dividend V.I. Fund

BlackRock Global Allocation V.I. Fund

BlackRock Global Opportunities V.I. Fund

BlackRock High Yield V.I. Fund

BlackRock International V.I. Fund

BlackRock Large Cap Core V.I. Fund

BlackRock Large Cap Growth V.I. Fund

BlackRock Large Cap Value V.I. Fund

BlackRock Managed Volatility V.I. Fund

BlackRock Money Market V.I. Fund

BlackRock S&P 500 Index V.I. Fund

BlackRock Total Return V.I. Fund

BlackRock U.S. Government Bond V.I. Fund

BlackRock Value Opportunities V.I. Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated August 22, 2013
to the Statement of Additional Information dated May 1, 2013

Effective immediately, the following changes are made to the Funds’ Statement of Additional Information:

The fifth paragraph under the section entitled “Information on Distribution Related Expenses – Distribution Arrangements” is deleted in its entirety and replaced with the following:

As of the date of this Statement of Additional Information, as amended or supplemented from time to time, the following insurance companies are receiving such payments: Allianz Life Financial Services, LLC, AXA Equitable Life Insurance Company, Lincoln Financial Distributors, Inc., New York Life Insurance and Annuity Corporation, RiverSource Distributors, Inc., Transamerica Advisors Life Insurance, Transamerica Advisors Life Insurance Company of New York and Transamerica Capital, Inc. In lieu of payments pursuant to the foregoing, the Manager, the Distributor or their affiliates may make payments to insurance companies of an agreed-upon amount that will not exceed the amount that would have been payable pursuant to the above, and may also make similar payments to other insurance companies.

Shareholders should retain this Supplement for future reference.

SAI-VAR-SRS-0813SUP